UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2009

TMST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11914	85-0404134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 North Ridgetop Road, Santa Fe, New Mexico	87506
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (505) 989-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.   Regulation FD Disclosure.

On May 1, 2009, TMST, Inc., a Maryland corporation formerly known as Thornburg Mortgage, Inc. (the “Company”), together with certain of its wholly-owned direct and indirect subsidiaries, ADFITECH, Inc., a Nevada corporation (“ADFITECH”), TMST Acquisition Subsidiary, Inc., a Delaware corporation formerly known as Thornburg Acquisition Subsidiary, Inc., TMST Home Loans, Inc., a Delaware corporation formerly known as Thornburg Mortgage Home Loans, Inc., and TMST Hedging Strategies, Inc., a Delaware corporation formerly known as Thornburg Mortgage Hedging Strategies, Inc. (collectively, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Maryland (the “Bankruptcy Court”), under case numbers 09-17787, 09-17788, 09-17790, 09-17791 and 09-17792, respectively. The Chapter 11 cases are being jointly administered by the Bankruptcy Court as Case No. 09-17787 (the “Bankruptcy Cases”). Additional information concerning the Bankruptcy Cases may be obtained through the Bankruptcy Court or at http://chapter11.epiqsystems.com/tmstinc.

The provisions of the Bankruptcy Code require the Debtors to file monthly operating reports with the Bankruptcy Court during the Bankruptcy Cases. On October 19, 2009, the Company filed on behalf of the Debtors, except for ADFITECH, a report covering the period from September 1, 2009 through September 30, 2009 (the “Company Monthly Operating Report”), attached as Exhibit 99.1 hereto and incorporated herein by reference. Also on October 19, 2009, ADFITECH filed a report covering the period from September 1, 2009 through September 30, 2009 (the “ADFITECH Monthly Operating Report” and, together with the Company Monthly Operating Report, the “Monthly Operating Reports”), attached as Exhibit 99.2 hereto and incorporated herein by reference. Certain attachments to the Monthly Operating Reports as filed with the Bankruptcy Court have been omitted from the Exhibits attached hereto. Complete copies of the Monthly Operating Reports may be found through the Bankruptcy Court or at http://chapter11.epiqsystems.com/tmstinc.

As previously announced, it is not expected that there will be any distribution to the Company’s equity holders in connection with the Bankruptcy Cases.

The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code. The financial information contained in the Monthly Operating Reports is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Monthly Operating Reports. The Monthly Operating Reports may be subject to revision. The Monthly Operating Reports are in a format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Reports should not be viewed as indicative of future results.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 8 – Other Events

Item 8.01.   Other Events.

As previously reported on Current Report on Form 8-K filed on October 5, 2009, Garrett Thornburg, the former Chairman of the Board of Directors of TMST, Inc., resigned from the Board of Directors of TMST, Inc. on October 2, 2009.

On October 15, 2009, the Company notified Thornburg Mortgage Advisory Corporation, the Company’s external manager (“TMAC”) that the Company must be repaid reimbursements that TMAC received from the Company for expenses that were improperly charged to the Company by TMAC. As an interim measure, the Company demanded that TMAC immediately establish an escrow account in the amount of $4.8 million with the Bankruptcy Court pending a determination of the amount of the improper payments to TMAC.

On October 16, 2009, TMAC filed a complaint (“Complaint”) for a declaratory judgment and accounting against TMST, Inc. with respect to amounts TMAC claims to be owed by TMST, Inc., among other things. Mr. Thornburg is the sole director, president and a controlling shareholder of TMAC. The Complaint also includes breach of fiduciary duty and quantum meruit claims against Larry Goldstone, Clarence Simmons, III, SAF Financial, Inc. and Charles Macintosh. A copy of the Complaint has been included as Exhibit 99.3 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit

99.1	Monthly Operating Report of TMST, Inc., and certain subsidiaries, for the period September 1, 2009 through and including September 30, 2009, filed with the United States Bankruptcy Court for the District of Maryland.

99.2	Monthly Operating Report of ADFITECH, Inc. for the period September 1, 2009 through and including September 30, 2009, filed with the United States Bankruptcy Court for the District of Maryland.

99.3	Complaint by Thornburg Mortgage Advisory Corporation v. TMST, Inc., Larry A. Goldstone, Clarence Simmons, III, Charles Macintosh and SAF Financial, Inc. in the United States Bankruptcy Court for the District of Maryland – Case No. 09-177787 (DWK).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMST, INC.

By:	/s/ Anne-Drue M. Anderson
Anne-Drue M. Anderson President

Date: October 21, 2009

EXHIBIT INDEX

Exhibit Number	Name of Exhibit

99.1	Monthly Operating Report of TMST, Inc., and certain subsidiaries, for the period September 1, 2009 through and including September 30, 2009, filed with the United States Bankruptcy Court for the District of Maryland.

99.2	Monthly Operating Report of ADFITECH, Inc. for the period September 1, 2009 through and including September 30, 2009, filed with the United States Bankruptcy Court for the District of Maryland.

99.3	Complaint by Thornburg Mortgage Advisory Corporation v. TMST, Inc., Larry A. Goldstone, Clarence Simmons, III, Charles Macintosh and SAF Financial, Inc. in the United States Bankruptcy Court for the District of Maryland – Case No. 09-177787 (DWK).

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